Exhibit 3.53

ARTICLES OF AGREEMENT
OF
NEW ENGLAND BEAUTY SUPPLY CORPORATION

        We, the undersigned, being all of lawful age, do hereby associate ourselves together for the purpose of forming a corporation under the Business Corporation Law, N. H. Revised Statutes Annotated, Chapter 294, and any amendments thereto.

        1.     The name of the corporation shall be New England Beauty Supply Corporation.

        2.     The object for which this corporation is established shall be to engage in the business of operating a wholesale beauty supply distributorship.

        The corporation shall also have the following powers and authority:

        To purchase, improve, develop, hold and enjoy real estate in fee simple, upon ground rent or lease, and to lease, mortgage, and sell the same in such parts or parcels, improved or unimproved, and on such terms as to time and manner of payment as may be agreed upon.

        To borrow or raise monies for the business of the corporation and any and all of its purposes and objects upon such terms as the Board of Directors may determine and the law permit.

        To engage in any lawful business not specifically prohibited by Chapter 294 of the New Hampshire Revised Statutes Annotated as fully and completely as if the corporation were an actual person.

        3.     The city in which the principal place of business of said corporation is to be located is Keene, New Hampshire, and the corporation may carry on its business or any part thereof at other places either within or without the State of New Hampshire.

        4.     The capital stock of the corporation shall consist of three hundred (300) shares of common stock without nominal or par value.

        5.     The duties, terms of office and manner of electing the officers and directors of this corporation shall be established in by-laws to be adopted by this corporation.

        6.     The first meeting of the incorporators shall be held at the offices of Bradley and Talbot, 50 Washington Street, Keene, New Hampshire, on the 5th day of September, 1979, at 10:00 A. M.

        WITNESS our hands this 5th day of September, 1979.

Name	Post Office Address
/s/Richard R. Allard	Chapman Road Keene, New Hampshire 03431
Richard R. Allard
/s/Thomas A. D'Agostino	46 Belmont Avenue Keene, New Hampshire 03431
Thomas A. D'Agostino
/s/Homer S. Bradley, Jr.	50 Washington Street Keene, New Hampshire 03431
Homer S. Bradley, Jr.

State of New Hampshire
County of Cheshire, SS.

        We, the undersigned, being the Treasurer and a majority of the Board of Directors of New England Beauty Supply Corporation, do hereby make oath:

        1.     That a special meeting of the Stockholders of New England Beauty Supply Corporation was held at the offices of Bradley and Talbot, 50 Washington Street, Keene, New Hampshire on November 1, 1979.

        2.     That the meeting was called for the purpose of considering changing the name of the corporation to Houle Beauty Supply, Inc.

        3.     That all of the Stockholders of the corporation were present and voting.

        4.     That the following is a true copy of the vote to change the name of the corporation which was unanimously adopted by the Stockholders:

        "Upon motion duly made and seconded, it was unanimously

        "VOTED to change the name of the corporation from New England Beauty Supply Corporation to Houle Beauty Supply, Inc., and further voted to authorize the proper officers of the corporation to file the necessary affidavit with the Secretary of State and to pay the necessary fees and do any and all things necessary to legalize the change in the corporate name."

        This certificate is signed under the penalties of perjury.

/s/Richard R. Allard
Treasurer and Director
/s/Thomas A. D'Agostino
Director

        Subscribed and sworn to before me this 1st day of November, 1979.

/s/Illegible
Justice of the Peace

STATE OF NEW HAMPSHIRE
ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
HOULE BEAUTY SUPPLY, INC.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is Houle Beauty Supply, Inc.

        SECOND:    The following amendments of the Articles of Incorporation were adopted by the shareholders of the corporation on May 12, 1983, in the manner prescribed by the New Hampshire Business Corporation Act:

  that the name of the corporation is changed from Houle Beauty Supply, Inc. to New England Beauty Supply, Inc.

        THIRD:    The number of shares of the corporation outstanding at the time of such adoption was 300; and the number of shares entitled to vote thereon was 300.

        FOURTH:    The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class	Number of Shares
Common without par value	300

        FIFTH:    The number of shares voted for such amendment was 300; and the number of shares voted against such amendment was none.

        SIXTH:    The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

	Number of Shares Votes
Class
	For	Against
Common without par value	300	0

        SEVENTH:    The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows:

        Not applicable

        EIGHTH:    The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows:

        Not applicable

Dated: July 1, 1983	HOULE BEAUTY SUPPLY, INC.
	By	/s/Richard R. Allard Richard R. Allard Its President
	And	/s/Homer S. Bradley, Jr. Homer S. Bradley, Jr. Its Secretary

STATE OF NEW HAMPSHIRE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
OF
 New England Beauty Supply, Inc.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is New England Beauty Supply, Inc.

        SECOND:    The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on July 12, 1989, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

The Articles have been changed in the following way,

the name is changed to Yankee Beauty Supply, Inc.

[if more space is needed, attach additional sheet(s)]

        THIRD:    The number of shares of the corporation outstanding at the time of such adoption was 300; and the number of shares entitled to vote thereon was 300

        FOURTH:    The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (Note 2)

Class	Number of Shares
Common	300

        FIFTH:    The number of shares voted for such amendment was 300; and the number of shares voted against such amendment was 0 (Note 2)

        SIXTH:    The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (Note 2)

	Number of Shares voted
Class
	For	Against
Common	300	0

        SEVENTH:    The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

        N/A

        EITHTH:    The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

        N/A

Dated July 12, 1989
New England Beauty Supply, Inc. (Note 4)
	By	/s/ Richard R. Allard (Note 5) Its President
	and	/s/John D. Allard (Note 5) Its Secretary Protem
Notes:	1.	Change to "board of directors" if no shares have been issued.
	2.	If inapplicable, omit.
	3.	This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.
	4.	Exact corporate name of corporation adopting the Articles of Amendment.
	5.	Signatures and titles of officers signing for the corporation. Must be signed by President or Vice-President and Secretary or Assistant Secretary.
6.
If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original authorization and prior increases, provided however that the minimum fee shall be $30.00.
Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES) to: Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

STATE OF NEW HAMPSHIRE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
OF
 Yankee Beauty Supply, Inc.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is Yankee Beauty Supply, Inc.

        SECOND:    The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on July 26, 1989, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

The Articles have been changed in the following way,

the name is changed to Trendz Beauty Supply, Inc.

[if more space is needed, attach additional sheet(s))

        THIRD:    The number of shares of the corporation outstanding at the time of such adoption was 300; and the number of shares entitled to vote thereon was 300

        FOURTH:    The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (Note 2)

Class	Number of Shares
Common	300

        FIFTH:    The number of shares voted for such amendment was 300; and the number of shares voted against such amendment was 0 (Note 2)

        SIXTH:    The number of shakes of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (Note 2)

	Number of Shares voted
Class
	For	Against
Common	300	0

        SEVENTH:    The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

        N/A

        EIGHTH:    The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

        N/A

Dated July 26, 1989	Yankee Beauty Supply, Inc. (Note 4)
	By	/s/Richard R. Allard (Note 5) Signature of its President
Richard R. Allard Print or type name
	and	/s/John D. Allard (Note 5) Signature of its Secretary Protem
John R. Allard Print or type name
Notes:	1.	Change to "board of directors" if no shares have been issued.
	2.	If inapplicable, omit.
	3.	This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.
	4.	Exact corporate name of corporation adopting the Articles of Amendment.
	5.	Signatures and titles of officers signing for the corporation. Must be signed by President or Vice-President and Secretary or Assistant Secretary.
6.
If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original authorization and prior increases, provided however that the minimum fee shall be $30.00.
Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to: Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
OF
 Trendz Beauty Supply, Inc.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is Trendz Beauty Supply, Inc.

        SECOND:    The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on August 1, 1989, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

The Articles have been changed in the following way,

the name has been changed to NEKA Beauty Supply, Inc.

[if more space is needed, attach additional sheet(s)]

        THIRD:    The number of shares of the corporation outstanding at the time of such adoption was 300; and the number of shares entitled to vote thereon was 300.

        FOURTH:    The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (Note 2)

Class	Number of Shares
Common	300

        FIFTH:    The number of shares voted for such amendment was 300; and the number of shares voted against such amendment was 0. (Note 2)

        SIXTH:    The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (Note 2)

	Number of Shares voted
Class
	For	Against
Common	300	0

        SEVENTH:    The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

        N/A

        EIGHTH:    The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

        N/A

Dated August 1, 1989	Trendz Beauty Supply, Inc. (Note 4)
	By	/s/Richard R. Allard (Note 5) Signature of its President
Richard R. Allard Print or type name
	By	/s/John D. Allard (Note 5) Signature of its Secretary Protem
John D. Allard Print or type name
Notes:	1.	Change to "board of directors" if no shares have been issued.
	2.	If inapplicable, omit.
	3.	This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.
	4.	Exact corporate name of corporation adopting the Articles of Amendment.
	5.	Signatures and titles of officers signing for the corporation. Must be signed by President or Vice-President and Secretary or Assistant Secretary.
6.
If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original authorization and prior increases, provided however that the minimum fee shall be $30.00.
Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to: Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

STATE OF NEW HAMPSHIRE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is Neka Beauty Supply, Inc.

        SECOND:    The text of each amendment adopted is:

        The name of the corporation has been changed to Neka Salon Network, Inc.

        THIRD:    If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions or implementing the amendment(s) if not contained in the above amendment are:

        FOURTH:    The amendment(s) were adopted on (date) 2/20/97

[if more space is needed, attach additional sheet(s)]

        FIFTH:    (Check one)

A.	☒	The amendment(s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.
B.	☐	The amendment(s) were approved by the shareholders. (Note 1)
Designation (class or series) of voting group	Number of shares outstanding	Number of votes entitled to be cast	Number of votes indisputably represented at the meeting

Total number of votes cast:
OR
Total number of undisputed votes cast FOR
Designation (class or series) of voting group	FOR	AGAINST

        SIXTH:    The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

Dated 2/20, 1997
Neka Beauty Supply, Inc. (Note 2)
	By	/s/John D. Allard (Note 3) Signature of its President
John D. Allard, President Print or type name
Notes:	1.	All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)
	2.	Exact corporate name of corporation adopting articles of amendment.
	3.	Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:1.20(f) for alternative signatures.
Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989

STATE OF NEW HAMPSHIRE

ARTICLES OF AMENDMENT
to the
ARTICLES OF AGREEMENT

PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF AGREEMENT:

        FIRST:    The name of the corporation is Neka Salon Network, Inc.

        SECOND:    The text of each amendment adopted is:

        1.     To amend the existing Article 1 by deleting it in its entirety and replacing it with the following new Article 1:

          "1:   The name of the corporation is Neka Salon Supply, Inc."

        THIRD:    If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are: N/A

        FOURTH:    The amendment was adopted as of February 8, 2001.

[If more space is needed, attach additional sheet(s)]

        FIFTH:    (Check one)

A.	☐	The amendment(s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.
B.	☒	The amendment(s) were approved by the shareholders. (Note 1)
Designation (class or series) of voting group	Number of shares outstanding	Number of votes entitled to be cast	Number of votes indisputably represented at the meeting
Common stock No Par Value	45	45	45
	Total number of votes cast:
			OR
				Total number of undisputed votes cast FOR
Designation (class or series) of voting group	FOR	AGAINST
Common stock No Par Value	45	-0-

        SIXTH:    The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

Dated February 8, 2001	NEKA SALON NETWORK, INC. (Note 2)
	By	/s/John D. Allard (Note 3) Title: President
John D. Allard Print or type name
Notes:	1:	All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)
	2.	Exact corporate name of corporation adopting articles of amendment.
	3.	Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:1.20(f) for alternative signatures.
Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989

STATE OF NEW HAMPSHIRE

ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION

PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

        FIRST:    The name of the corporation is Neka Salon Supply, Inc.

        SECOND:    The text of each amendment adopted is:

          To amend existing Article SECOND by deleting it in its entirety, and replacing it with the following:

    "SECOND:    The total number of shares of capital stock which the Corporation is authorized to issue is One Thousand (1,000) shares of common stock, no par value, all having the rights and preferences described in RSA 293-A:6.01(b)(1) and (2)."

        THIRD:    If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are:

N/A

        FOURTH:    The amendment(s) were adopted on November 16, 2001.

        FIFTH:    (Check one)

A.	☐	The amendment(s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.
B.	☒	The amendment(s) were approved by the shareholders. (Note 1)
Designation (class or series) of voting group	Number of shares outstanding	Number of votes entitled to be cast	Number of Votes indisputably represented at the meeting
300 shares common stock, no par value	45	45	45
	Total number of votes cast:
			OR
				Total number of undisputed votes cast FOR
Designation (class or series) of voting group	FOR	AGAINST
300 shares common stock, no par value	45	-0-		45

        SIXTH:    The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

Dated: November 16, 2001	@ NEKA SALON SUPPLY, INC. (Note 2)
	By:	/s/John D. Allard (Note 3) Signature of its President
John D. Allard Print or type name
Notes:	1:	All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)
	2.	Exact corporate name of corporation adopting articles of amendment.
	3.	Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer, or see RSA 293-A:1.20(f) for alternative signatures.
Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989